SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of

The Securities and Exchange Act of 1934

DATE OF REPORT:

December 12, 2002

(Date of Earliest Event Reported)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

288 UNION ST., ROCKLAND, MA

(Address of Principal Executive Offices)

02370

(Zip Code)

NOT APPLICABLE

(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100

(Registrant’s Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

Attached as an exhibit hereto is a copy of a press release today by Independent Bank Corp. which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: December 12, 2002	BY: /S/ DENIS K. SHEAHAN
DENIS K. SHEAHAN
CHIEF FINANCIAL OFFICER AND
TREASURER

INDEPENDENT

BANK CORP.

Parent of Rockland Trust Company

Shareholder Relations	NEWS RELEASE
288 Union Street, Rockland, MA 02370

Contact:	Douglas H. Philipsen
Chairman of the Board, President and Chief Executive Officer
(781) 982-6613

Denis K. Sheahan
Chief Financial Officer and Treasurer

(781) 982-6341

FOR IMMEDIATE RELEASE

INDEPENDENT BANK CORP. ANNOUNCES

QUARTERLY DIVIDEND

                Rockland, MA (December 12, 2002) - The Board of Directors of Independent Bank Corp. (NASDAQ:  INDB), parent of Rockland Trust Company, today announced a $0.12 per share dividend which will be payable on January 10, 2003, to stockholders of record as of the close of business on December 27, 2002.

                Independent Bank Corp.’s sole bank subsidiary, Rockland Trust Company, currently has $2.2 billion in assets, 52 retail branches, eight commercial lending centers and three Investment Management Offices located in Plymouth, Barnstable, Norfolk and Bristol counties of southeastern Massachusetts.  For more information, visit www.rocklandtrust.com.